-1-




                     AMENDMENT NO. 2 AND LIMITED CONSENT


      THIS AMENDMENT NO. 2 AND LIMITED CONSENT (this "Amendment") is made as of September 10, 1997, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 521 Fifth Avenue, New York, New York 10175 (the "Consignee") and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association with its principal office at One Hospital Trust Plaza, Providence, Rhode Island 02903 (the "Consignor") amending certain provisions of the Gold Consignment Agreement dated as of June 15, 1995 (as amended, modified or supplemented and in effect, the "Consignment Agreement"), by and between the Consignee and the Consignor. Capitalized terms used herein which are defined in the Consignment Agreement and not defined herein shall have the same meaning herein as therein.

      WHEREAS, the Consignee has requested that the Consignor agree to amend the terms of the Consignment Agreement in certain respects and consent to certain actions to be taken by the Consignee, all as hereinafter more fully set forth;

      WHEREAS, the Consignor is willing to amend the terms of the Consignment Agreement in such respects and to grant such consent, upon the terms and subject to the conditions contained herein; and

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Consignment Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               ss.1. Amendments  to  the   Consignment   Agreement.  Subject  to
               the satisfaction of the conditions precedent set forth in ss.4 hereof, the Consignment Agreement is hereby amended as follows:

          (a) by deleting the definition of "Second Sonab Intercompany Note" contained in Section 1 of the Consignment Agreement in its entirety and substituting in lieu thereof the following new definition:

               "Second Sonab Intercompany Note: The demand promissory note dated October 28, 1994 executed by Sonab to the order of the Consignee in the original principal amount of $13,000,000, together with any replacement or substitution thereof and any amendment or modification thereof provided that the aggregate principal amount in respect thereof shall not exceed $33,000,000."

          (b) by deleting Section 8.2(c)(xx) of the Consignment Agreement in its entirety and substituting in lieu thereof the following text:

                  "(xx)  by  the  Consignee  in  Sonab  (A)  in  amounts  up  to
            $12,000,000 in the aggregate at any time outstanding (1) in the form of intercompany Indebtedness for Borrowed Money evidenced by the First Sonab Intercompany Note, or (2) in the form of common equity existing on or after February 1, 1996 as a result of the conversion and/or exchange of the First Sonab Intercompany Note into or for common equity of Sonab, and (B) in the form of intercompany Indebtedness for Borrowed Money evidenced by the Second Sonab Intercompany Note (provided that the aggregate unpaid principal amount of such Indebtedness for Borrowed Money evidenced by the Second Sonab Intercompany Note shall not at any time exceed $33,000,000);".

          ss.2.Limited Consent. Subject to the satisfaction of the conditions precedent set forth inss.4 hereof, the Consignor hereby consents to the execution and delivery by the Consignee of Amendment No. 3 to the Amended and Restated Credit Agreement dated as of March 28, 1995, among the Consignee, the Parent, the Dollar Agent and the lenders under the Dollar Facility, such Amendment No. 3 being in substantially the form attached hereto as Exhibit A.


          ss.3.Representations and Warranties. The Consignee hereby represents and warrants to the Consignor as follows:

            (a) Representations and Warranties in Consignment Agreement. The representations and warranties of the Consignee contained in the Consignment Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Consignment Documents and this Amendment and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date.

            (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Consignee of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of the Consignee and have been duly authorized by all necessary corporate action on the part of the Consignee, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment or the Consignment Documents and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity (except for the consent of the Dollar Agent and each of the lenders under the Dollar Facility, which consent is being obtained concurrently herewith as required by ss.4 hereof), (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or awar presently in effect in which the Consignee is named in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (iv) do not violate any provision of the Charter Documents of the Consignee, (v) do not result in any breach of or constitute a default under any agreement or instrument to which the Consignee is a party or by which it or any of its properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, and (vi) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the Consignee except in favor of the Consignor pursuant to the Security Documents.

          (c) Enforceability of Obligations. This Amendment has been duly executed and delivered by the Consignee and constitutes the legal, valid and binding obligation of the Consignee, enforceable against the Consignee in accordance with its terms, provided that
               (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and
               (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.4. Condition to Effectiveness. The effectiveness of this Amendment shall be subject to the delivery of the following, each in form and substance satisfactory to the Consignor:

          (a) this Amendment executed by each of the Consignee and the Consignor; and

          (b) evidence of the consent of the Dollar Agent and each of the lenders under the Dollar Facility to the execution and delivery of this Amendment by the Consignor and the Consignee.

     ss.5. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Consignment Agreement and the other Consignment Documents shall remain in full force and effect. All references in the Consignment Agreement or any related agreement or instrument to the Consignment Agreement shall hereafter refer to the Consignment Agreement as amended hereby. The Consignee confirms and agrees that the Obligations of the Consignee to the Consignor under the Consignment Documents, as amended and supplemented hereby, are secured by and are entitled to the benefits of the Security Documents.

     ss.6. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Consignee or any right of the Consignor consequent thereon.


     ss.7. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the State of Rhode Island.


     ss.8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    FINLAY FINE JEWELRY
                                      CORPORATION


                                    By: /s/ Barry D. Scheckner
                                        -------------------------------
                                        Name:  Barry D. Scheckner
                                        Title: Senior Vice President and
                                        Chief Financial Officer


                                    RHODE ISLAND HOSPITAL TRUST
                                      NATIONAL BANK


                                    By: /s/ Jerry Zimmerman
                                        -------------------------------
                                        Name:  Jerry Zimmerman
                                        Title: Vice President